Exhibit 99.1

Inseego Reports Third Quarter 2023 Financial Results
Q3 2023 total revenue of $48.6 million
Recorded net loss of $21.8 million; delivered positive adjusted EBITDA of $4.0 million for Q3 2023
5G Fixed Wireless Access (FWA) revenue represented 23.0% of total revenue and grew 29.0% year-over-year

SAN DIEGO—November 2, 2023—Inseego Corp. (Nasdaq: INSG) (the “Company”), a leader in 5G edge cloud solutions, today reported its results for the third quarter of 2023 ending September 30, 2023. The Company reported third quarter total revenue of $48.6 million, GAAP operating loss of $18.4 million, GAAP net loss of $21.8 million, GAAP net loss of $0.19 per share, adjusted EBITDA of $4.0 million, and non-GAAP net loss of $0.16 per share. Cash and cash equivalents at quarter end was $18.9 million.
“We remain focused on maintaining profitability as we transition from 4G to 5G. While supply chain challenges are impacting our business in the near term, we are well positioned to capitalize on the newly developing 5G FWA market”, said Ashish Sharma, CEO of Inseego. “During the last year, our enterprise and SMB customer base has grown by almost 56,000 customers, all driven by our 5G FWA and cloud portfolio. While the FWA market is taking a bit of time to develop, we remain focused on driving success with the early customer base we have established.”
Recent Business Highlights
–Total revenue for Q3 2023 was $48.6 million
–5G revenue accounted for 54.0% of Q3 2023 total revenue
–Cloud software revenue was 30.0% of Q3 2023 revenue
–5G FWA revenue grew 29.0% YoY driven by over 56,000 new enterprise and SMB customers signed up during the last year
–GAAP margin was 3.9%; Non-GAAP gross margin increased year-over-year from 26.4% to 33.0% as the revenue mix continued to shift to higher-margin products
–Operating expenses dropped to lowest in over two years
–Delivered 3rd straight quarter of positive cash flow and adjusted EBITDA
–Steven Gatoff joined as Chief Financial Officer in September
–Philip Brace joined our Board of Directors in September
–Steve Harmon joined as Chief Revenue Officer in October

“We continue to optimize and align our spend with near-term customer demand and our revenue trajectory” said Steven Gatoff,
Chief Financial Officer of Inseego. “We’re focused on managing the decline of legacy 4G revenue as we look to drive growth in 5G. In the current quarter, we see our recent cost savings actions helping to alleviate some of the revenue pressures and we are focused on delivering profitability as we manage through the transition”.
Q4 2023 Guidance
– 4G mobile hotspot revenue to decline as the product category goes end-of-life
– Total revenue is anticipated to be in the range of $40.0 million to $42.0 million for Q4 2023
– Adjusted EBITDA for Q4 2023 expected to be in the range of positive $1.5 million to $2.0 million

Conference Call Information
Inseego will host a conference call and live webcast today at 5:00 p.m. ET. A Q&A session will be held live directly after the prepared remarks. To access the conference call:
•Online, visit https://investor.inseego.com/events-presentations
•Phone-only participants can pre-register by navigating to https://dpregister.com/sreg/10183330/faad83f75e
•Those without internet access or unable to pre-register may dial in by calling:
•In the United States, call 1-844-282-4463
•International parties can access the call at 1-412-317-5613
An audio replay of the conference call will be available one hour after the call through November 16, 2023. To hear the replay, parties in the United States may call 1-877-344-7529 and enter access code 3005255 followed by the # key. International parties may call 1-412-317-0088. In addition, the Inseego Corp. press release will be accessible from the Company's website before the conference call begins.
About Inseego Corp.
Inseego Corp. (Nasdaq: INSG) is the industry leader in 5G Enterprise cloud WAN solutions with millions of end customers and thousands of enterprise and SMB customers on its 4G, 5G and cloud platforms. Inseego’s 5G Edge Cloud combines the industry’s best 5G technology, rich cloud networking features and intelligent edge applications. Inseego powers new business experiences by connecting distributed sites and workforces, securing enterprise data and improving business outcomes with intelligent operational visibility---all over a 5G network. For more information on Inseego, visit www.inseego.com #Putting5GtoWork

©2023. Inseego Corp. All rights reserved. The Inseego name and logo are registered trademarks of Inseego Corp. Other company, product or service names mentioned herein are the trademarks of their respective owners.
Cautionary Note Regarding Forward-Looking Statements
Some of the information presented in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this news release related to our future business outlook, the future demand for our products, and other statements that are not purely historical facts are forward-looking. These forward-looking statements are based on management’s current expectations, assumptions, estimates, and projections. They are subject to significant risks and uncertainties that could cause results to differ materially from those anticipated in such forward-looking statements. We, therefore, cannot guarantee future results, performance, or achievements. Actual results could differ materially from our expectations.
Factors that could cause actual results to differ materially from the Company’s expectations include: (1) the future demand for wireless broadband access to data and asset management software and services and our ability to accurately forecast; (2) the growth of wireless wide-area networking and asset management software and services; (3) customer and end-user acceptance of the Company’s current product and service offerings and market demand for the Company’s anticipated new product and service offerings; (4) dependence on a small number of customers for a significant portion of the Company’s revenues and accounts receivable; (5) increased competition and pricing pressure from participants in the markets in which the Company is engaged; (6) dependence on third-party manufacturers and key component suppliers worldwide; (7) the impact that new or adjusted tariffs may have on the cost of components or our products, and our ability to sell products internationally; (8) the impact of fluctuations of foreign currency exchange rates; (9) the impact of supply chain challenges on our ability to source components and manufacture our products; (10) unexpected liabilities or expenses; (11) the Company’s ability to introduce new products and services in a timely manner, including the ability to develop and launch 5G products at the speed and functionality required by our customers; (12) litigation, regulatory and IP developments related to our products or components of our products; (13) the Company’s ability to raise additional financing when the Company requires capital for operations or to satisfy corporate obligations; (14) the Company’s plans and expectations relating to acquisitions, divestitures, strategic relationships, international expansion, software and hardware developments, personnel matters, and cost containment initiatives, including restructuring activities and the timing of their implementations; (15) the global semiconductor shortage and any related price increases or supply chain disruptions, (16) the potential impact of COVID-19 or other global public health emergencies on the business, (17) the impact of high rates of inflation and rising interest rates, and (18) the impact of geopolitical instability on our business.
These factors, as well as other factors set forth as risk factors or otherwise described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause results to differ materially from those expressed in the Company’s forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements, even if new information becomes available or other events occur in the future, except as otherwise required under applicable law and our ongoing reporting obligations under the Securities Exchange Act of 1934, as amended.

Non-GAAP Financial Measures
Inseego Corp. has provided financial information in this press release that has not been prepared in accordance with GAAP. Adjusted EBITDA, non-GAAP net loss, non-GAAP net loss per share and non-GAAP operating costs and expenses, for example, exclude preferred stock dividends, share-based compensation expense, amortization of intangible assets purchased through acquisitions, amortization of discount and issuance costs related to our 2025 Notes and revolving credit facility, fair value adjustments on derivative instruments, a one-time prior period adjustment related to unamortized debt discount and loss on debt extinguishment pertaining to our 2025 Notes, and other non-recurring expenses. Adjusted EBITDA excludes interest, taxes, depreciation, amortization (unrelated to acquisitions and the 2025 Notes), impairment of capitalized software, impairment of long-lived assets, and foreign exchange gains and losses.
Adjusted EBITDA, non-GAAP net loss, non-GAAP net loss per share and non-GAAP operating costs and expenses are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures have limitations as an analytical tool. They are not intended to be used in isolation or as a substitute for operating expenses, net loss, net loss per share or any other performance measure determined in accordance with GAAP. We present these non-GAAP financial measures because we consider them to be an important supplemental performance measure.
We use these non-GAAP financial measures to make operational decisions, evaluate our performance, prepare forecasts and determine compensation. Further, management and investors benefit from referring to these non-GAAP financial measures in assessing our performance when planning, forecasting and analyzing future periods. Share-based compensation expenses are expected to vary depending on the number of new incentive award grants issued to both current and new employees, the number of such grants forfeited by former employees, and changes in our stock price, stock market volatility, expected option term and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP financial measures, we exclude certain non-cash and one-time items to facilitate comparability of our operating performance on a period-to-period basis because such expenses are not, in our view, related to our ongoing operational performance. We use this view of our operating performance to compare it with the business plan and individual operating budgets and in the allocation of resources.
We believe that these non-GAAP financial measures are helpful to investors in providing greater transparency to the information used by management in its operational decision-making. The Company believes that using these non-GAAP financial measures also facilitates comparing our underlying operating performance with other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.

In the future, we expect to continue to incur expenses similar to the non-GAAP adjustments described above, and the exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent, or non-recurring. Investors and potential investors are cautioned that material limitations are associated with using non-GAAP financial measures as an analytical tool. The limitations of relying on non-GAAP financial measures include, but are not limited to, the fact that other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool.
Investors and potential investors are encouraged to review the reconciliation of our non-GAAP financial measures in this press release with our GAAP financial results.

Investor Relations Contact:
IR@inseego.com

INSEEGO CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net revenues:
IoT & Mobile Solutions	$41,357	$62,633	$131,367	$172,129
Enterprise SaaS Solutions	7,226	6,534	21,567	20,279
Total net revenues	48,583	69,167	152,934	192,408
Cost of net revenues:
IoT & Mobile Solutions	43,560	48,209	105,011	131,805
Enterprise SaaS Solutions	3,128	3,002	8,945	9,505
Total cost of net revenues	46,688	51,211	113,956	141,310
Gross profit	1,895	17,956	38,978	51,098
Operating costs and expenses:
Research and development	8,951	15,417	27,127	47,597
Sales and marketing	5,355	8,295	17,975	25,789
General and administrative	4,906	5,720	16,703	20,101
Amortization of purchased intangible assets	424	433	1,277	1,319
Write-down of capitalized software	611	—	1,115	—
Total operating costs and expenses	20,247	29,865	64,197	94,806
Operating loss	(18,352)	(11,909)	(25,219)	(43,708)
Other (expense) income:
Loss on debt conversion and extinguishment, net	—	—	—	(450)
Interest expense, net	(2,891)	(2,034)	(6,902)	(6,621)
Other (expense) income, net	(578)	(1,758)	875	(3,145)
Total other expense	(3,469)	(3,792)	(6,027)	(10,216)
Loss before income taxes	(21,821)	(15,701)	(31,246)	(53,924)
Income tax (benefit) provision	(16)	42	600	(582)
Net loss	(21,805)	(15,743)	(31,846)	(53,342)
Series E preferred stock dividends	(756)	(691)	(2,218)	(2,029)
Net loss attributable to common stockholders	$(22,561)	$(16,434)	$(34,064)	$(55,371)
Per share data:
Net loss per common share:
Basic and diluted	$(0.19)	$(0.15)	$(0.30)	$(0.52)
Weighted-average shares used in computation of net loss per common share:
Basic and diluted	116,967,545	107,747,468	112,247,219	106,977,201
90

INSEEGO CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except par value and share data)
(Unaudited)

	June 30, 2023	December 31, 2022
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$18,946	$7,143
Accounts receivable, net of provision for credit losses of $1,101 and $541, respectively	17,435	25,259
Inventories	21,916	37,976
Prepaid expenses and other	5,562	7,978
Total current assets	63,859	78,356
Property, plant and equipment, net of accumulated depreciation of $28,240 and $26,049, respectively	3,597	5,390
Rental assets, net of accumulated depreciation of $5,037 and $5,484, respectively	5,037	4,816
Intangible assets, net of accumulated amortization of $42,138 and $31,629, respectively	35,057	41,383
Goodwill	21,922	21,922
Right-of-use assets	5,819	6,662
Other assets	1,464	488
Total assets	$136,755	$159,017
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$30,980	$29,018
Accrued expenses and other current liabilities	28,917	27,945
Total current liabilities	59,897	56,963
Long-term liabilities:
2025 Notes, net	159,541	158,427
Revolving credit facility, net	—	6,919
Deferred tax liabilities, net	278	323
Other long-term liabilities	7,822	6,503
Total liabilities	227,538	229,135
Commitments and contingencies
Stockholders’ deficit:
Preferred stock, par value $0.001; 2,000,000 shares authorized:
Series E Preferred stock, par value $0.001; 39,500 shares designated, 25,000 shares issued and outstanding, liquidation preference of $1,000 per share (plus any accrued but unpaid dividends)	—	—
Common stock, par value $0.001; 150,000,000 shares authorized, 117,024,709 and 108,468,150 shares issued and outstanding, respectively	117	108
Additional paid-in capital	808,203	793,855
Accumulated other comprehensive loss	(7,288)	(6,329)
Accumulated deficit	(891,815)	(857,752)
Total stockholders’ deficit	(90,783)	(70,118)
Total liabilities and stockholders’ deficit	$136,755	$159,017

INSEEGO CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022		2023	2022
Cash flows from operating activities:
Net loss	$(21,805)	$(15,743)		$(31,846)	$(53,342)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	5,451	6,981		16,270	20,936
Provision for credit losses	368	44		612	29
Write-down of capitalized software	611	—		1,115	—
Provision for excess and obsolete inventory	6,701	434		7,011	1,330
Share-based compensation expense	2,267	2,406		6,030	15,892
Amortization of debt discount and debt issuance costs	1,071	450		2,048	2,472
Fair value adjustment on derivative instrument	—	—		—	(902)
Loss on debt conversion and extinguishment, net	—	—		—	450
Deferred income taxes	82	(127)		177	(223)
Right-of-use assets	223	(13)		437	1,057
Changes in assets and liabilities:
Accounts receivable	7,470	(5,800)		7,703	(561)
Inventories	1,512	4,222		7,685	(5,926)
Prepaid expenses and other assets	1,009	(377)		1,479	2,723
Accounts payable	(3,944)	(7,341)		1,162	(13,548)
Accrued expenses, income taxes, and other	8,945	8,016		2,561	6,276
Operating lease liabilities	(239)	(257)		(41)	(1,366)
Net cash provided by (used in) operating activities	9,722	(7,105)	-7105000	22,403	(24,703)
Cash flows from investing activities:
Purchases of property, plant and equipment	(242)	(144)		(403)	(1,203)
Additions to capitalized software development costs	(1,673)	(3,020)		(6,114)	(9,242)
Net cash used in investing activities	(1,915)	(3,164)		(6,517)	(10,445)
Cash flows from financing activities:
Net borrowing (repayment) of bank and overdraft facilities	—	(317)		79	(458)
Principal payments under finance lease obligations	—	—		—	(62)
Proceeds from a public offering	—	—		6,057	—
Principal payments on financed assets	—	(337)		(360)	(1,567)
Borrowings on revolving credit facility	—			—
Borrowings (Repayments) on revolving credit facility	(3,253)	4,500		(7,851)	4,500
Payment of debt issuance costs on revolving credit facility		(1,126)			(1,126)
Proceeds from stock option exercises and employee stock purchase plan, net of taxes paid on vested restricted stock units	2	80		49	196
Net cash (used in) provided by financing activities	(3,251)	2,800		(2,026)	1,483
Effect of exchange rates on cash	(775)	1,172		(2,057)	1,916
Net increase (decrease) in cash, cash equivalents and restricted cash	3,781	(6,297)		11,803	(31,749)
Cash, cash equivalents and restricted cash, beginning of period	15,165	24,360		7,143	49,812
Cash, cash equivalents and restricted cash, end of period	$18,946	$18,063		$18,946	$18,063

INSEEGO CORP.
Reconciliation of GAAP Net Loss Attributable to Common Shareholders to Non-GAAP Net Loss
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30, 2023		Nine Months Ended September 30, 2023
	Net Loss	Net Loss Per Share	Net Loss	Net Loss Per Share
GAAP net loss attributable to common shareholders	$(22,561)	$(0.19)	$(34,064)	$(0.30)
Adjustments:
Preferred stock dividends(a)	756	0.01	2,218	0.02
Share-based compensation expense	2,267.4	0.02	6,030	0.05
Purchased intangibles amortization	424	—	1,277	0.01
Debt discount and issuance costs amortization(b)	881	0.01	1,819	0.02
Non-GAAP net loss	$(18,233)	$(0.16)	$(22,720)	$(0.20)
Note: Amounts may not foot due to rounding.
(a)     Includes accrued dividends on Series E Preferred Stock.
(b)    Includes the debt discount and issuance costs amortization related to the 2025 Notes, and the issuance costs related to the revolving credit facility.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses
Three Months Ended September 30, 2023
(In thousands)
(Unaudited)

	GAAP	Share-based compensation expense	Purchased intangibles amortization	Non-GAAP
Cost of net revenues	$46,688	$251	$—	$46,437
Operating costs and expenses:
Research and development	8,951	599	—	8,352
Sales and marketing	5,355	373	—	4,982
General and administrative	4,906	1,044	—	3,862
Amortization of purchased intangible assets	424	—	424	—
Write-down of purchased intangible assets	611	—	—	611
Total operating costs and expenses	$20,247	$2,016	$424	$17,807
Total		$2,266	$424

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses
Nine Months Ended September 30, 2023
(In thousands)
(Unaudited)

	GAAP	Share-based compensation expense	Purchased intangibles amortization	Non-GAAP
Cost of net revenues	$113,956	$657	$—	$113,299
Operating costs and expenses:
Research and development	27,127	1,291	—	25,836
Sales and marketing	17,975	1,093	—	16,882
General and administrative	16,703	2,989	—	13,714
Amortization of purchased intangible assets	1,277	—	1,277	—
Write-down of purchased intangible assets	1,115	—	—	1,115
Total operating costs and expenses	$64,197	$5,373	$1,277	$57,547
Total		$6,030	$1,277

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Net Loss Attributable to Common Shareholders to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2023	Nine Months Ended September 30, 2023
GAAP net loss attributable to common shareholders	(22,561)	$(34,064)
Preferred stock dividends(a)	756	2,218
Income tax provision (benefit)	(16)	600
Depreciation and amortization	5,451	16,270
Share-based compensation expense	2,267	6,030
Write-down of capitalized software	611	1,115
Right-of-use asset impairment		469
Interest expense, net(b)	2,891	6,902
Inventory adjustment - E&O and contract manufacturer liability	13,058	13,058
Write-off of capitalized inventory order fees	924	924
Other(c)	578	(875)
Adjusted EBITDA	$3,959	$12,647

(a)    Includes accrued dividends on Series E Preferred Stock.
(b) Includes the debt discount and issuance costs amortization related to the 2025 Notes, and the issuance costs related to the revolving credit facility.
(c)    Primarily relates to foreign exchange gains and losses.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Quarterly Net Revenues by Product Grouping
(In thousands)
(Unaudited)

	Three Months Ended
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
IoT & Mobile Solutions	$41,357	$46,383	$43,627	$46,272	$62,633
Enterprise SaaS Solutions	7,226	7,174	7,167	6,643	6,534
Total net revenues	$48,583	$53,557	$50,794	$52,915	$69,167